UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 12, 2005

NYMT SECURITIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-127912	84-169414
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01.	Other Events.

Filing of Form T-1

On December 12, 2005, NYMT Securities Corporation (the “Registrant”) is filing a Form T-1 Statement of Eligibility to designate U.S. Bank National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Section 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

25.1    Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12 , 2005	NYMT SECURITIES CORPORATION (Registrant)

	By:	/s/ Steven R. Mumma
Name:
Title:

[FORM 8-K - NYMT SERIES 2005-3 - Form T-1]

Exhibit Index

Exhibit No.		Page
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended	[Electronic Format]